EXHIBIT 99

COMPANY OPERATIONS
Certain amounts have been reclassified to conform to the 1999 presentation. The principal reclassification was to move corporate amounts from the Other category to reconciling items. The reclassified disclosures for the first quarter of 1999 and 1998, other interim periods of 1998 and for the years 1998, 1997 and 1996 are as follows:

                                                                             Packaging               Construction
                                                        Base                   and                       and
                                                      Materials              Consumer                Distribution
------------------------------------------------------------------------------------------------------------------
FIRST QUARTER 1999
Customer aluminum shipments                              212                     33                       47
Intersegment aluminum shipments                           56                     --                       --
------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                                 268                     33                       47
==================================================================================================================

Revenues:
   Aluminum                                             $302                   $178                     $159
   Nonaluminum                                            75                    134                       78
Intersegment revenues-- aluminum                          81                     --                       --
------------------------------------------------------------------------------------------------------------------
Total revenues                                          $458                   $312                     $237
==================================================================================================================

Segment operating income (loss)                         $ 14                   $ 26                     $  8
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects - net
------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Cumulative effect of accounting change
------------------------------------------------------------------------------------------------------------------

Net Income (Loss)
==================================================================================================================

FIRST QUARTER 1998
Customer aluminum shipments                              145                     30                       46
Intersegment aluminum shipments                           99                     --                       --
------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                                 244                     30                       46
==================================================================================================================

Revenues:
   Aluminum                                             $247                   $175                     $165
   Nonaluminum                                           115                    136                       82
Intersegment revenues-- aluminum                         163                     --                       --
------------------------------------------------------------------------------------------------------------------
Total revenues                                          $525                   $311                     $247
==================================================================================================================

Segment operating income                                $ 79                   $ 22                     $  8
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects - net
------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Cumulative effect of accounting change
------------------------------------------------------------------------------------------------------------------

Net Income
==================================================================================================================

The reconciling amounts for nonaluminum revenues relate to corporate activities.


                                                                     Total             Reconciling
  Transportation         Restructuring             Other            Segments              Items             Consolidated
-------------------------------------------------------------------------------------------------------------------------

       17                       --                    14               323                  --                  323
       --                       --                    --                56                 (56)                  --
-------------------------------------------------------------------------------------------------------------------------
       17                       --                    14               379                 (56)                 323
=========================================================================================================================


      $94                     $ --                  $ 25            $  758               $  --               $  758
       --                       --                     1               288                  22                  310
       --                       --                    --                81                 (81)                  --
-------------------------------------------------------------------------------------------------------------------------
      $94                     $ --                  $ 26            $1,127               $ (59)              $1,068
=========================================================================================================================

      $(2)                    $ --                  $  3            $   49                                   $   49
                                                                                                                  2
                                                                                                                (47)
                                                                                                                 --
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4

                                                                                                                (20)
                                                                                                                  6
                                                                                                                 --
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             $  (10)
=========================================================================================================================


       16                      116                     9               362                  --                  362
       --                        2                    --               101                (101)                  --
-------------------------------------------------------------------------------------------------------------------------
       16                      118                     9               463                (101)                 362
=========================================================================================================================


      $87                     $476                  $ 30            $1,180              $   --               $1,180
       --                        5                     1               339                  13                  352
       --                        7                    --               170                (170)                  --
-------------------------------------------------------------------------------------------------------------------------
      $87                     $488                  $ 31            $1,689               $(157)              $1,532
=========================================================================================================================

      $--                     $ 38                  $  1            $  148                                   $  148
                                                                                                                  3
                                                                                                                (33)
                                                                                                                 --
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                118

                                                                                                                (34)
                                                                                                                (26)
                                                                                                                (23)
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             $   35
=========================================================================================================================



                                                                          Packaging               Construction
                                                      Base                   and                      and
                                                   Materials              Consumer                Distribution
------------------------------------------------------------------------------------------------------------------
SECOND QUARTER 1998
Customer aluminum shipments                            168                     37                       46
Intersegment aluminum shipments                         82                     --                       --
------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                               250                     37                       46
==================================================================================================================

Revenues:
   Aluminum                                         $  268                   $205                     $170
   Nonaluminum                                         114                    144                       81
Intersegment revenues-- aluminum                       126                     --                       --
------------------------------------------------------------------------------------------------------------------
Total revenues                                      $  508                   $349                     $251
==================================================================================================================

Segment operating income (loss)                     $   95                   $ 40                     $  8
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects -- net
------------------------------------------------------------------------------------------------------------------
Corporate operating income (loss)

Interest expense
Taxes on income
Extraordinary loss
------------------------------------------------------------------------------------------------------------------

Net Income (Loss)
==================================================================================================================

SIX MONTHS ENDED JUNE 30, 1998
Customer aluminum shipments                            313                     67                       92
Intersegment aluminum shipments                        181                     --                       --
------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                               494                     67                       92
==================================================================================================================

Revenues:
   Aluminum                                         $  515                   $380                     $335
   Nonaluminum                                         229                    280                      163
Intersegment revenues-- aluminum                       289                     --                       --
------------------------------------------------------------------------------------------------------------------
Total revenues                                      $1,033                   $660                     $498
==================================================================================================================

Segment operating income (loss)                     $  174                  $  62                    $  16
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects -- net
------------------------------------------------------------------------------------------------------------------
Corporate operating income (loss)

Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of accounting change
------------------------------------------------------------------------------------------------------------------

Net Income (Loss)
==================================================================================================================

The reconciling amounts for nonaluminum revenues relate to corporate activities.





                                                                    Total           Reconciling
  Transportation         Restructuring             Other           Segments            Items             Consolidated
-------------------------------------------------------------------------------------------------------------------------

       15                      103                   9               378                  --                  378
       --                        2                  --                84                 (84)                  --
-------------------------------------------------------------------------------------------------------------------------
       15                      105                   9               462                 (84)                 378
=========================================================================================================================


      $80                     $461                 $25           $ 1,209               $  --               $1,209
       --                        4                  11               354                  16                  370
       --                        5                  --               131                (131)                  --
-------------------------------------------------------------------------------------------------------------------------
      $80                     $470                 $36           $ 1,694               $(115)             $ 1,579
=========================================================================================================================

      $(7)                    $ 42                 $ 1           $   179               $  --              $   179
                                                                                                                1
                                                                                                              (38)
                                                                                                             (304)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             (162)

                                                                                                              (33)
                                                                                                               72
                                                                                                               (3)
-------------------------------------------------------------------------------------------------------------------------

                                                                                                          $  (126)
=========================================================================================================================


       31                      219                  18               740                  --                  740
       --                        4                  --               185                (185)                  --
-------------------------------------------------------------------------------------------------------------------------
       31                      223                  18               925                (185)                 740
=========================================================================================================================


     $167                     $937                 $55           $ 2,389               $  --              $ 2,389
       --                        9                  12               693                  29                  722
       --                       12                  --               301                (301)                  --
-------------------------------------------------------------------------------------------------------------------------
     $167                     $958                 $67           $ 3,383               $(272)             $ 3,111
=========================================================================================================================

     $ (7)                    $ 80                 $ 2           $   327                                  $   327
                                                                                                                4
                                                                                                              (71)
                                                                                                             (304)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              (44)

                                                                                                              (67)
                                                                                                               46
                                                                                                               (3)
                                                                                                              (23)
-------------------------------------------------------------------------------------------------------------------------

                                                                                                          $   (91)
=========================================================================================================================






                                                                          Packaging               Construction
                                                      Base                   and                      and
                                                   Materials              Consumer                Distribution
------------------------------------------------------------------------------------------------------------------------
THIRD QUARTER 1998
Customer aluminum shipments                            172                     34                       48
Intersegment aluminum shipments                         94                     --                       --
------------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                               266                     34                       48
========================================================================================================================

Revenues:
   Aluminum                                         $  263                 $  191                    $ 176
   Nonaluminum                                          85                    150                       79
Intersegment revenues-- aluminum                       156                     --                       --
------------------------------------------------------------------------------------------------------------------------
Total revenues                                      $  504                 $  341                    $ 255
========================================================================================================================

Segment operating income (loss)                     $   65                 $   34                    $  13
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects -- net
------------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of accounting change
-----------------------------------------------------------------------------------------------------------------------

Net Income
=======================================================================================================================

NINE MONTHS ENDED SEPTEMBER 30, 1998
Customer aluminum shipments                            485                    101                      140
Intersegment aluminum shipments                        275                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                               760                    101                      140
=======================================================================================================================

Revenues:
   Aluminum                                         $  778                 $  571                    $ 511
   Nonaluminum                                         314                    430                      242
Intersegment revenues-- aluminum                       445                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Total revenues                                      $1,537                 $1,001                    $ 753
=======================================================================================================================

Segment operating income (loss)                     $  239                 $   96                    $  29
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects -- net
-----------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of accounting change
----------------------------------------------------------------------------------------------------------------------

Net Income
======================================================================================================================

The reconciling amounts for nonaluminum revenues relate to corporate activities.



                                                                    Total              Reconciling
  Transportation         Restructuring              Other          Segments               Items           Consolidated
----------------------------------------------------------------------------------------------------------------------

       15                       88                     9               366                  --                  366
       --                       --                    --                94                 (94)                  --
----------------------------------------------------------------------------------------------------------------------
       15                       88                     9               460                 (94)                 366
======================================================================================================================


      $75                     $299                   $26            $1,030               $  --               $1,030
       --                        1                    10               325                  13                  338
       --                       --                    --               156                (156)                  --
----------------------------------------------------------------------------------------------------------------------
      $75                     $300                   $36            $1,511               $(143)              $1,368
======================================================================================================================

      $(7)                    $ 31                   $(1)           $  135               $  --              $   135
                                                                                                                  1
                                                                                                                (27)
                                                                                                                315
----------------------------------------------------------------------------------------------------------------------
                                                                                                                424

                                                                                                                (27)
                                                                                                               (135)
                                                                                                                (60)
                                                                                                                 --
----------------------------------------------------------------------------------------------------------------------

                                                                                                            $   202
======================================================================================================================


       46                      307                    27             1,106                  --                1,106
       --                        4                    --               279                (279)                  --
----------------------------------------------------------------------------------------------------------------------
       46                      311                    27             1,385                (279)               1,106
======================================================================================================================


     $242                   $1,236                 $  81            $3,419               $  --              $ 3,419
       --                       10                    22             1,018                  42                1,060
       --                       12                    --               457                (457)                  --
----------------------------------------------------------------------------------------------------------------------
     $242                   $1,258                 $ 103            $4,894               $(415)             $ 4,479
======================================================================================================================

     $(14)                  $  111                 $   1            $  462                                  $   462
                                                                                                                  5
                                                                                                                (98)
                                                                                                                 11
----------------------------------------------------------------------------------------------------------------------
                                                                                                                380

                                                                                                                (94)
                                                                                                                (89)
                                                                                                                (63)
                                                                                                                (23)
----------------------------------------------------------------------------------------------------------------------

                                                                                                            $   111
======================================================================================================================




                                                                            Packaging               Construction
                                                        Base                   and                      and
                                                     Materials              Consumer                Distribution
---------------------------------------------------------------------------------------------------------------------
FOURTH QUARTER 1998
Customer aluminum shipments                              183                     40                       44
Intersegment aluminum shipments                           79                     --                       --
---------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                                 262                     40                       44
=====================================================================================================================

Revenues:
   Aluminum                                             $277                   $216                     $170
   Nonaluminum                                            88                    175                       72
Intersegment revenues-- aluminum                         127                     --                       --
---------------------------------------------------------------------------------------------------------------------
Total revenues                                          $492                   $391                     $242
=====================================================================================================================

Segment operating income (loss)                         $ 51                   $ 60                     $ 10
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects -- net
---------------------------------------------------------------------------------------------------------------------
Corporate operating income (loss)

Interest expense
Taxes on income
---------------------------------------------------------------------------------------------------------------------

Net Income (Loss)
=====================================================================================================================

The reconciling amounts for nonaluminum revenues relate to corporate activities.




                                                                    Total            Reconciling
  Transportation         Restructuring            Other            Segments             Items            Consolidated
----------------------------------------------------------------------------------------------------------------------

       17                       84                  10               378                  --                  378
       --                       --                  --                79                 (79)                  --
----------------------------------------------------------------------------------------------------------------------
       17                       84                  10               457                 (79)                 378
======================================================================================================================


      $94                     $198                 $36           $   991               $  --              $   991
       --                        7                  25               367                  22                  389
       --                       --                  --               127                (127)                  --
----------------------------------------------------------------------------------------------------------------------
      $94                     $205                 $61           $ 1,485               $(105)             $ 1,380
======================================================================================================================

      $(5)                    $ 13                 $(1)          $   128               $  --              $   128
                                                                                                               --
                                                                                                              (42)
                                                                                                             (155)
----------------------------------------------------------------------------------------------------------------------
                                                                                                              (69)

                                                                                                              (20)
                                                                                                               44
----------------------------------------------------------------------------------------------------------------------

                                                                                                          $   (45)
======================================================================================================================



                                                                          Packaging               Construction
                                                      Base                   and                      and
1998                                               Materials              Consumer                Distribution
----------------------------------------------------------------------------------------------------------------------

Customer aluminum shipments                            668                    141                      184
Intersegment aluminum shipments                        354                     --                       --
----------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                             1,022                    141                      184
======================================================================================================================

Revenues:
   Aluminum                                         $1,055                $   787                     $681
   Nonaluminum                                         402                    605                      314
Intersegment revenues-- aluminum                       572                     --                       --
----------------------------------------------------------------------------------------------------------------------
Total revenues                                      $2,029                $ 1,392                     $995
======================================================================================================================

Segment operating income (loss)                     $  290                $   156                     $ 39
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects -- net
----------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of accounting change
----------------------------------------------------------------------------------------------------------------------

Net Income
======================================================================================================================
Pre-tax equity income (loss) included
  in revenues                                       $   (3)               $    --                     $ --
Depreciation and amortization                          138                     44                        7

Assets                                              $3,000                $   625                     $375
Current liabilities (excluding debt)                   305                    110                       86
----------------------------------------------------------------------------------------------------------------------
Net operating investment                            $2,695                $   515                     $289
======================================================================================================================
Unincorporated joint ventures and
   associated companies                             $1,299                $    --                     $ --
Capital expenditures                                   228                     38                       10
======================================================================================================================







                                                                    Total             Reconciling
  Transportation         Restructuring              Other          Segments              Items           Consolidated
-----------------------------------------------------------------------------------------------------------------------

        63                     391                    37             1,484                  --                1,484
        --                       4                    --               358                (358)                  --
-----------------------------------------------------------------------------------------------------------------------
        63                     395                    37             1,842                (358)               1,484
=======================================================================================================================


      $336                  $1,434                  $117            $4,410            $     --               $4,410
        --                      17                    47             1,385                  64                1,449
        --                      12                    --               584                (584)                  --
-----------------------------------------------------------------------------------------------------------------------
      $336                  $1,463                  $164            $6,379            $   (520)              $5,859
=======================================================================================================================

      $(19)                 $  124                  $ --            $  590                                   $  590
                                                                                                                  5
                                                                                                               (140)
                                                                                                               (144)
------------------------------------------------------------------------------------------------------------------------
                                                                                                                311

                                                                                                               (114)
                                                                                                                (45)
                                                                                                                (63)
                                                                                                                (23)
------------------------------------------------------------------------------------------------------------------------

                                                                                                           $     66
========================================================================================================================

      $ (1)                 $   --                 $ (10)         $    (14)            $    --             $    (14)
        25                      26                     4               244                   8                  252

      $352                  $  282                 $ 417          $  5,051             $ 1,083             $  6,134
        53                      66                    34               654                 275                  929
------------------------------------------------------------------------------------------------------------------------
      $299                  $  216                 $ 383          $  4,397             $   808             $  5,205
========================================================================================================================

      $  7                  $   --                 $ 172          $  1,478             $    --             $  1,478
        50                      --                     4               330                  11                  341
========================================================================================================================





                                                                          Packaging               Construction
                                                      Base                   and                      and
1997                                               Materials              Consumer                Distribution
-----------------------------------------------------------------------------------------------------------------------

Customer aluminum shipments                            513                    142                      166
Intersegment aluminum shipments                        684                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                             1,197                    142                      166
=======================================================================================================================

Revenues:
   Aluminum                                        $   923                $   797                     $614
   Nonaluminum                                         405                    602                      328
Intersegment revenues-- aluminum                     1,187                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Total revenues                                     $ 2,515                $ 1,399                     $942
=======================================================================================================================

Segment operating income                           $   312                $   141                     $ 41
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects-- net
-----------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of accounting change
-----------------------------------------------------------------------------------------------------------------------

Net Income
=======================================================================================================================
Pre-tax equity income (loss) included
  in revenues                                      $    (2)               $    --                     $ --
Depreciation and amortization                          135                     47                        5

Assets                                             $ 3,154                $   663                     $381
Current liabilities (excluding debt)                   289                    114                      102
-----------------------------------------------------------------------------------------------------------------------
Net operating investment                           $ 2,865                $   549                     $279
=======================================================================================================================
Unincorporated joint ventures and
   associated companies                            $ 1,177                $    --                     $ --
Capital expenditures                                   105                     41                        9
=======================================================================================================================



                                                                    Total           Reconciling
  Transportation         Restructuring              Other          Segments            Items             Consolidated
-----------------------------------------------------------------------------------------------------------------------

        66                     737                    39             1,663                  --                1,663
        --                      10                    --               694                (694)                  --
-----------------------------------------------------------------------------------------------------------------------
        66                     747                    39             2,357                (694)               1,663
=======================================================================================================================


      $353                  $2,610                  $126            $5,423            $     --               $5,423
        --                      72                    28             1,435                  42                1,477
        --                      33                   --              1,220              (1,220)                  --
-----------------------------------------------------------------------------------------------------------------------
      $353                  $2,715                  $154            $8,078            $ (1,178)              $6,900
=======================================================================================================================

      $ 10                  $  102                  $  5            $  611                                   $  611
                                                                                                                (12)
                                                                                                               (131)
                                                                                                                (75)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                393

                                                                                                               (153)
                                                                                                               (104)
                                                                                                                 --
                                                                                                                 --
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             $  136
=======================================================================================================================

      $  1                  $   --                  $ (4)           $   (5)           $     --               $   (5)
        26                     143                     4               360                   8                  368

      $331                  $1,921                  $442            $6,892            $    334               $7,226
        46                     212                    17               780                 294                1,074
-----------------------------------------------------------------------------------------------------------------------
      $285                  $1,709                  $425            $6,112            $     40               $6,152
=======================================================================================================================

      $  8                  $   --                  $196            $1,381            $     --               $1,381
        40                      33                    30               258                  14                  272
=======================================================================================================================





                                                                          Packaging               Construction
                                                      Base                   and                      and
1996                                               Materials              Consumer                Distribution
----------------------------------------------------------------------------------------------------------------------

Customer aluminum shipments                            458                    136                      151
Intersegment aluminum shipments                        577                     --                       --
----------------------------------------------------------------------------------------------------------------------
Total aluminum shipments                             1,035                    136                      151
======================================================================================================================

Revenues:
   Aluminum                                        $   765                 $  768                     $600
   Nonaluminum                                         373                    585                      332
Intersegment revenues-- aluminum                       944                     --                       --
----------------------------------------------------------------------------------------------------------------------
Total revenues                                     $ 2,082                 $1,353                     $932
======================================================================================================================

Segment operating income (loss)                    $   242                 $  149                     $ 45
Inventory accounting adjustments
Corporate amounts
Operational restructuring effects - net
----------------------------------------------------------------------------------------------------------------------
Corporate operating income

Interest expense
Taxes on income
Cumulative effect of accounting change
----------------------------------------------------------------------------------------------------------------------

Net Income
======================================================================================================================
Pre-tax equity income included
  in revenues                                      $    --                 $   --                     $ --
Depreciation and amortization                          131                     46                        5

Assets                                             $ 3,207                 $  635                     $365
Current liabilities (excluding debt)                   283                    124                       84
----------------------------------------------------------------------------------------------------------------------
Net operating investment                           $ 2,924                 $  511                     $281
======================================================================================================================
Unincorporated joint ventures and
   associated companies                            $ 1,187                 $   --                     $ --
Capital expenditures                                    93                     59                        6
======================================================================================================================








                                                                    Total             Reconciling
  Transportation         Restructuring              Other          Segments              Items           Consolidated
----------------------------------------------------------------------------------------------------------------------

        58                     813                    37             1,653                  --                1,653
        --                      11                    --               588                (588)                  --
----------------------------------------------------------------------------------------------------------------------
        58                     824                    37             2,241                (588)               1,653
======================================================================================================================


      $329                  $2,802                  $149            $5,413              $   --               $5,413
        --                     243                    41             1,574                  29                1,603
        --                      39                    --               983                (983)                  --
----------------------------------------------------------------------------------------------------------------------
      $329                  $3,084                  $190            $7,970              $ (954)              $7,016
======================================================================================================================

      $ 17                  $  (38)                 $ 13            $  428                                 $    428
                                                                                                                 63
                                                                                                               (141)
                                                                                                                (37)
----------------------------------------------------------------------------------------------------------------------
                                                                                                                313

                                                                                                               (160)
                                                                                                                (49)
                                                                                                                (15)
----------------------------------------------------------------------------------------------------------------------

                                                                                                           $     89
======================================================================================================================

      $  3                  $   --                  $ 18            $   21              $   --             $     21
        23                     143                     9               357                   8                  365

      $304                  $2,149                  $547            $7,207              $  309             $  7,516
        38                     256                    12               797                 223                1,020
----------------------------------------------------------------------------------------------------------------------
      $266                  $1,893                  $535            $6,410              $   86             $  6,496
======================================================================================================================

      $  8                  $   --                  $142            $1,337              $   --             $  1,337
        47                     167                    28               400                  32                  432
======================================================================================================================




RECONCILING ITEMS
Reconciling items consist of the following:
                                                                           1998          1997          1996
                                                                       ----------------------------------------

Assets:
   Corporate assets                                                       $1,106          $917         $ 847
   Construction in progress                                                  320           155           207
   Inventory accounting adjustments                                         (248)         (547)         (530)
   Internal receivables included in the assets of the
     global business units                                                   (95)         (191)         (215)
                                                                       -----------------------------------------
                                                                          $1,083          $334          $309
                                                                       =========================================

Current liabilities:
   Corporate liabilities                                                  $  287          $398          $308
   Payables to unincorporated joint ventures and
    associated companies                                                      75            81            97
   Internal liabilities included in the current liabilities of the
    global business units                                                    (87)         (185)         (182)
                                                                       -----------------------------------------
                                                                          $  275          $294          $223
                                                                       =========================================



The reconciling amounts for nonaluminum revenues, depreciation and amortization and capital expenditures relate to corporate activities.